EXHIBIT A to the
CHIEF COMPLIANCE OFFICER AGREEMENT
by and between U.S. BANCORP FUND SERVICES, LLC, ETF SERIES SOLUTIONS, and JAMES R. BUTZ

Amended and Restated February 27, 2018

SCHEDULE OF FUNDS OF TRUST FOR WHICH COMPLIANCE OFFICER IS
DESIGNATED AND APPOINTED TO THE POSITION OF CHIEF COMPLIANCE OFFICER

Fund Name	Adviser	Sub-Adviser	Date of Appointment
AlphaClone Alternative Alpha ETF	Exchange Traded Concepts, LLC	Vident Investment Advisory, LLC	May 13, 2013
Vident International Equity Fund	Exchange Traded Concepts, LLC	Vident Investment Advisory, LLC	August 22, 2013
Vident Core U.S. Equity Fund	Exchange Traded Concepts, LLC	Vident Investment Advisory, LLC	November 14, 2013
Deep Value ETF	Exchange Traded Concepts, LLC	Mellon Capital Management Corporation	February 26, 2014
Vident Core U.S. Bond Strategy ETF	Exchange Traded Concepts, LLC	Vident Investment Advisory, LLC	September 2, 2014
Validea Market Legends ETF	Validea Capital Management LLC	N/A	November 17, 2014
Diamond Hill Valuation-Weighted 500 ETF	Diamond Hill Capital Management, Inc.	N/A	November 17, 2014
AlphaMark Actively Managed Small Cap ETF	AlphaMark Advisors, LLC	N/A	February 19, 2015
U.S. Global Jets ETF	U.S. Global Investors, Inc.	N/A	February 19, 2015
Loncar Cancer Immunotherapy ETF	Exchange Traded Concepts, LLC	Vident Investment Advisory, LLC	August 17, 2015
AlphaClone International ETF	Coefficient Capital, Inc.	Vident Investment Advisory, LLC	August 17, 2015
Aptus Behavioral Momentum ETF	Aptus Capital Advisors, LLC	Penserra Capital Management, LLC	February 18, 2016
Premise Capital Frontier Advantage Diversified Tactical ETF	Premise Capital, LLC	N/A	April 14, 2016
American Customer Satisfaction Core Alpha ETF	CSat Investment Advisory, L.P.	N/A	July 14, 2016
SerenityShares Impact ETF	SerenityShares Investments LLC	Vident Investment Advisory, LLC	January 26, 2017
ClearShares OCIO ETF	ClearShares LLC	N/A	April 27, 2017
Brand Value ETF	CSat Investment Advisory, L.P.	N/A	April 27, 2017
U.S. Global GO GOLD and Precious Metal Miners ETF	U.S. Global Investors, Inc.	N/A	May 1, 2017
Reverse Cap Weighted U.S. Large Cap ETF	CSat Investment Advisory, L.P.	N/A	July 11, 2017
U.S. Global Tematica Luxury Goods ETF	U.S. Global Investors, Inc.	N/A	November 16, 2015
Nationwide Risk-Based U.S. Equity ETF	Nationwide Fund Advisors	Vident Investment Advisory, LLC	April 27, 2017
Nationwide Risk-Based International Equity ETF	Nationwide Fund Advisors	Vident Investment Advisory, LLC	April 27, 2017
Nationwide Maximum Diversification U.S. Core Equity ETF	Nationwide Fund Advisors	Vident Investment Advisory, LLC	April 27, 2017
Nationwide Maximum Diversification Emerging Markets Core Equity ETF	Nationwide Fund Advisors	Vident Investment Advisory, LLC	April 27, 2017
Nationwide Maximum Diversification International Core Equity ETF	Nationwide Fund Advisors	Vident Investment Advisory, LLC	April 27, 2017
Aptus Fortified Value ETF	Aptus Capital Advisors, LLC	N/A	July 13, 2017

Fund Name	Adviser	Sub-Adviser	Date of Appointment
Point Bridge GOP Stock Tracker ETF	Point Bridge Capital, LLC	Vident Investment Advisory, LLC	July 13, 2017
Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free ETF	Change Finance, PBC	Vident Investment Advisory, LLC	July 13, 2017
AAM S&P 500 High Dividend Value ETF	Advisors Asset Management, Inc.	Vident Investment Advisory, LLC	July 13, 2017
AAM S&P Emerging Markets High Dividend Value ETF	Advisors Asset Management, Inc.	Vident Investment Advisory, LLC	July 13, 2017
American Energy Independence ETF	SL Advisors, LLC	Penserra Capital Management LLC	October 26, 2017
NYSE Pickens Oil Response ETF	TriLine Index Solutions, LLC	Penserra Capital Management LLC	April 27, 2017
Volshares Large Cap ETF	Whitford Asset Management LLC	Vident Investment Advisory, LLC	January 18, 2018
Cboe Vest S&P 500 Dividend Aristocrats Target Income ETF	Cboe VestSM Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Premium Income ETF	Cboe VestSM Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Buffer Protect Strategy (January) ETF	Cboe VestSM Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Buffer Protect Strategy (February) ETF	Cboe VestSM Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Buffer Protect Strategy (March) ETF	Cboe VestSM Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Buffer Protect Strategy (April) ETF	Cboe VestSM Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Buffer Protect Strategy (May) ETF	Cboe VestSM Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Buffer Protect Strategy (June) ETF	Cboe VestSM Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Buffer Protect Strategy (July) ETF	Cboe VestSM Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Buffer Protect Strategy (August) ETF	Cboe VestSM Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Buffer Protect Strategy (September) ETF	Cboe VestSM Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Buffer Protect Strategy (October) ETF	Cboe VestSM Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Buffer Protect Strategy (November) ETF	Cboe VestSM Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Buffer Protect Strategy (December) ETF	Cboe VestSM Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Enhanced Growth (January) ETF	Cboe VestSM Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Enhanced Growth (February) ETF	Cboe VestSM Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Enhanced Growth (March) ETF	Cboe VestSM Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Enhanced Growth (April) ETF	Cboe VestSM Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Enhanced Growth (May) ETF	Cboe VestSM Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Enhanced Growth (June) ETF	Cboe VestSM Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Enhanced Growth (July) ETF	Cboe VestSM Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Enhanced Growth (August) ETF	Cboe VestSM Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Enhanced Growth (September) ETF	Cboe VestSM Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Enhanced Growth (October) ETF	Cboe VestSM Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Enhanced Growth (November) ETF	Cboe VestSM Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Enhanced Growth (December) ETF	Cboe VestSM Financial LLC	N/A	October 26, 2017
LHA Market State U.S. Tactical ETF	Little Harbor Advisors, LLC	N/A	January 18, 2018
Salt truBetaTM High Exposure ETF	Salt Financial, LLC	Penserra Capital Management LLC	January 18, 2018

 [Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this amended and restated exhibit as of the day and year written above.
U.S. BANCORP FUND SERVICES, LLC

/s/ Anita M. Zagrodnik
Anita M. Zagrodnik
Senior Vice President

ETF SERIES SOLUTIONS

/s/ Michael D. Barolsky
Michael D. Barolsky, Esq.
Vice President

CHIEF COMPLIANCE OFFICER

/s/ James R. Butz
James R. Butz

Signature Page to
Exhibit A to the
Chief Compliance Officer Agreement